UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) March 16, 2005

                             MCLEODUSA INCORPORATED
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           0-20763                                       42-1407240
-------------------------------------------------------------------------------
   (Commission File Number)                    (IRS Employer Identification No.)


        McLeodUSA Technology Park
        4200 C. Street SW, P.O. Box 3177
        Cedar Rapids, IA                                          52406-3177
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                         (Zip Code)

                                 (319) 364-0000
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 16, 2005, McLeodUSA Incorporated ("the Company") and certain of its subsidiaries ("Subsidiary Guarantors") entered into a Forbearance Agreement, among the Company, the Subsidiary Guarantors, the lenders thereto ("Lenders"), and JPMorgan Chase Bank, N.A. ("Agent"), as Administrative Agent (the "Forbearance Agreement"), which is hereby incorporated by reference and attached hereto as Exhibit 10.1. The Forbearance Agreement relates to (1) the Credit Agreement dated as of May 31, 2000, as amended, among the Company, the Lenders and the Agent (the "Credit Agreement"), (2) the Credit Agreement dated as of April 16, 2002, as amended, among the Company, the Lenders and the Agent (the "Exit Facility" and, collectively with the Credit Agreement, the "Credit Facilities") and (3) the Subsidiary Guarantee Agreement dated as of May 31, 2000, as amended and restated as of April 16, 2002, among the Subsidiary Guarantors and the Agent.

Pursuant to the Forbearance Agreement, the Lenders have agreed to forbear from exercising any remedies as a result of certain specified defaults under the Credit Facilities anticipated by the Company during the forbearance period, including, without limitation, the failure to make scheduled amortization payments under the Credit Facilities and interest payments under the Credit Agreement. The forbearance period, the purpose of which is to enable the parties to explore possible strategic transactions, runs through May 23, 2005. Theodore J. Forstmann, director and stockholder of the Company, and a General Partner in certain funds affiliated with Forstmann Little & Co. which collectively hold a controlling interest in the Company's voting securities, is a lender party to the Credit Agreement.

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 16, 2005, the Company announced, among other things, its financial and operating results for the quarter and total year ended December 31, 2004 in a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.      Description
-----------      -----------
10.1             Forbearance Agreement, dated as of March 16, 2005, among
                 McLeodUSA Incorporated (the "Borrower"), each of the
                 Subsidiaries of the Borrower listed on Schedule I thereto (the
                 "Subsidiary Guarantors"), the financial institutions named on the signature pages thereto (together with their respective successors and assigns, the "Participant Lenders") and JPMorgan Chase Bank, N.A., as agent for the Lenders (the
                 "Administrative Agent")

99.1             Press Release, dated March 16, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MCLEODUSA INCORPORATED


Dated: March 16, 2005                        By:  /s/ G. Kenneth Burckhardt
                                                  ------------------------------
                                             Name:  G. Kenneth Burckhardt
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------
10.1             Forbearance Agreement, dated as of March 16, 2005, among
                 McLeodUSA Incorporated (the "Borrower"), each of the
                 Subsidiaries of the Borrower listed on Schedule I thereto (the
                 "Subsidiary Guarantors"), the financial institutions named on the signature pages thereto (together with their respective successors and assigns, the "Participant Lenders") and JPMorgan Chase Bank, N.A., as agent for the Lenders (the
                 "Administrative Agent")

99.1             Press Release, dated March 16, 2005